Statement of Cash Flow Supplemental Disclosure	12 Months Ended
Dec. 25, 2010
Supplemental Cash Flow Information [Abstract]
Statement of Cash Flow Supplemental Disclosure
Note 12: Statement of Cash Flow Supplemental Disclosure
For 2010 and 2008, the Company acquired $4.6 million and $3.6 million of property, plant and equipment under capital lease arrangements, respectively. The Company did not enter into any capital lease arrangements in 2009. In 2009, the Company began allowing participants the right to net share settle their stock options, where the Company issues a number of shares representing the value of the spread between the option exercise price and the then current market value of the shares subject to the option. In 2009, options for the purchase of 0.7 million shares, with an aggregate exercise price value of $12.9 million were exercised under this method. In 2010, a minimal amount of shares under option were exercised under this method. Employees are also allowed to use shares to pay withholding taxes up to the statutory minimum. In 2010 and 2009, this totaled $2.2 million and $6.2 million, respectively, which is included as a stock repurchase in the Consolidated Statements of Cash Flows. The Company has received, from time to time, shares to pay the exercise price by employees who exercise stock options (granted under employee stock incentive plans), which are commonly referred to as stock swap exercises. In 2008, 0.2 million shares at an aggregate cost of $3.8 million were surrendered to the Company under such exercises. Additionally, for the year end December 27, 2008, employees of the Company settled outstanding loans by returning Company stock worth $0.6 million that was acquired with proceeds of those loans.